SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)        October 28, 1998
                                                   -----------------------------


                              AU BON PAIN CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           0-19253                                        04-2723701
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   (Commission File Number)                    (IRS Employer Identification No.)


 19 Fid Kennedy Avenue, Boston, Massachusetts             02210-2497
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 (Address of Principal Executive Offices)                 (Zip Code)


                                  617-423-2100
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

                                TABLE OF CONTENTS

                                    FORM 8-K

                                October 28, 1998

Item                                                                       Page
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
Item 5.       Other Events.                                                 1

Item 7.       Financial Statements and Exhibits.                            1

Signature                                                                   3

Exhibits                                                                  E-1

Item 5.       Other Events.

         On October 28, 1998, Au Bon Pain Co., Inc. (the "Company"), ABP Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("ABPH"), and ABP Corporation, a Delaware corporation controlled by Bruckmann, Rosser, Sherrill & Co., Inc., a private equity investment firm based in New York (the "Buyer"), entered into an amendment (the "Amendment") to the Stock Purchase Agreement dated as of August 12, 1998 (the "Original Agreement," and together with the Amendment, the "Amended Agreement"), which Original Agreement was the subject of a Form 8-K filed by the Company on August 21, 1998, the contents of which are hereby incorporated by reference. The Amended Agreement contemplates (a) the transfer, in the aggregate, from the Company to ABPH and a new Delaware corporation to be formed as a wholly owned subsidiary of the Company ("ABP Newco," and collectively with ABPH, the "Subsidiaries"), of substantially all of the operating assets, store leases, contracts and liabilities associated with the Company's bakery cafe food service and franchise business concept generally known as Au Bon Pain (the "Au Bon Pain Division"),
(b) the merger of ABP Newco with and into ABPH, with ABPH being the surviving corporation and (c) the sale of all of the capital stock of ABPH to the Buyer, whereby the Buyer will become the owner of the Au Bon Pain Division (the "Sale"). The Sale will become effective subject to the terms and conditions of the Amended Agreement, including, but not limited to, the approval of the stockholders of the Company, consents of certain landlords, governmental approvals, and consummation of financing pursuant to previously obtained commitments from Buyer's lenders and investors, of which no assurance can be given. In the event the Sale is consummated, the Company expects to record a non-cash after-tax loss of approximately $20 million in connection with the Sale. The description of the Amended Agreement contained herein is qualified in its entirety by reference to (a) the Original Agreement and certain letter agreements with respect to the Sale, attached as Exhibits 2, 10.1 and 10.2, respectively, to the Company's Form 8-K filed August 21, 1998 and incorporated herein by reference and (b) the Amendment, attached as Exhibit 2 hereof and incorporated by reference herein. Pursuant to the Amended Agreement, the purchase price payable to the Company upon the effectiveness of the Sale shall be seventy three million dollars ($73,000,000), subject to possible purchase price adjustments, as described in the Amended Agreement.

Item 7.       Financial Statements and Exhibits.

              a.  Financial statements of businesses acquired.

                  Not applicable.

              b.  Pro forma financial information.

                  Not applicable.

              c.  Exhibits.

                  The following exhibits are filed with this report:

                  Exhibit No.                                 Title
                  -----------                                 -----

                        2           Amendment to Stock Purchase Agreement dated
                                    as of October 28, 1998, by and among Au Bon
                                    Pain Co., Inc., ABP Holdings, Inc. and ABP
                                    Corporation.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Au Bon Pain Co., Inc.


Date: November 5, 1998                      By:/s/Anthony J. Carroll
                                               ---------------------------------
                                               Anthony J. Carroll, Treasurer


                                     - 3 -



                                  EXHIBIT INDEX



              Exhibit No.                            Title
              -----------                            -----

                  2 Amendment to Stock Purchase Agreement dated as of October 28, 1998, by and among Au Bon
                                    Pain Co., Inc., ABP Holdings, Inc. and ABP
                                    Corporation.





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